MATINAS BIOPHARMA

Q3 2022 Results Call Presentation

November 2, 2022

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as “expects,” “anticipates,” “intends,” “plans,“ “could,” “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this release. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma’s product candidates are all in a development stage and are not available for sale or use

Matinas Has Executed on Multiple Milestones...... With More to Come

	1H 2022 Milestones & Catalysts	2H 2022 and Beyond Milestones & Catalysts
MAT2203	☑ FDA approval on Phase 3 of EnACT ☑ Initiate preclinical studies in *C. auris* and *mucormycosis* ☑ Data available from Phase 1 SAD study in healthy volunteers	☑ Feedback from EMA (ODD and Scientific Advice) ☑ PoC data from preclinical studies in *mucormycosis* ☑ Interim topline data from Cohort 4 of EnACT (all oral regimen) October 2022 Initiate Phase 3 confirmatory study for treatment of CM (Q1 2023) Potential Global or Regional Commercialization partner
LNC Platform & Collaborations	☑ Initiate & receive data from 2nd *in vivo* study of oral LNC-RDV (sponsored by NIAID/Gilead ☑ *In vivo* & *in-vitro* studies with mRNA, DNA, oligonucleotides ☑ Nucleic acid research collaboration with large pharma	Potential BioNTech License Agreement & expansion of established research collaboration Potential additional platform collaborations

MAT2203

ORAL AMPHOTERICIN B

Phase 3 to Commence Q1 2023



MAT2203: Unmet Medical Need in Invasive Fungal Infections

In October 2022, The World Health Organization (WHO) released its first fungal priority pathogens list to guide research and development[1]

World Health Organization

Matinas is leveraging the safety and efficacy of MAT2203 to meet the needs of both critical and high priority groups:

Critical Priority per WHO:

- Cryptococcal meningitis: Phase 2 success and QIDP
- Aspergillosis: Preclinical data and QIDP

High Priority per WHO:

- Mucormycosis: Preclinical data


WHO fungal priority pathogens list to guide research, development and public health action

1:https://www.who.int/publications/i/item/9789240060241

MATINAS BIOPHARMA

MAT2203: Unmet Medical Need in Invasive Fungal Infections



Available systemically and orally
Potent - Fungicidal
Well-tolerated and safe
Low propensity for resistance
Minimal drug-drug interactions
Penetrates well into infected tissues
Cost-effective
THE IDEAL ANTIFUNGAL AGENT

MAT2203 is a promising potential therapeutic option
for the treatment of multiple serious and life-threatening fungal infections

MATINAS BIOPHARMA

Cryptococcal Meningitis Is a Severe Fungal Infection with High Mortality

Deadly invasive fungal infection of the brain

Typically affects immunocompromised individuals

10-20%
of all HIV-related deaths

7,200
Estimated incidence in US and E5 combined





180,000
deaths per year worldwide

Mortality VERY HIGH

30%
with best current standard-of-care Rx

70%
in areas without highest levels of care

TREATMENT ALGORITHM

Induction:
IV amphotericin B (either liposomal Ambisome™ or Amphotericin B deoxycholate) + flucytosine (5FC) for 1-2 weeks

Consolidation:
fluconazole for 8-12 weeks

MAJOR CHALLENGES

- High mortality
- Complex, resource-intense regimens requiring daily administration of IV amphotericin B
- Treatment-associated renal toxicity limits options

MATINAS BIOPHARMA

MAT2203: EnACT, a Successful Phase 2 Study

EnACT		INDUCTION (2 WEEKS)	EARLY CONSOLIDATION (4 WEEKS)
✓	COHORT 1 (n=10)	IV AMB[1] (5 days) → MAT2203 2.0 g/day (10 days)	MAT2203 + Fluconazole 1.5 g/day
✓	COHORT 2 (n=40)	IV AMB (2 days) → MAT2203 1.8 g/day (13 days)	MAT2203 + Fluconazole 1.2 g/day
✓	COHORT 3 (n=10)	MAT2203 1.8 g/day (5 days) → IV AMB (10 days)	MAT2203 + Fluconazole 1.2 g/day
✓	COHORT 4 (n=40)	MAT2203 1.8 g/day (15 days)	MAT2203 + Fluconazole 1.2 g/day
✓	SoC Control (control group for each cohort)	IV AMB +5FC[2] (7 days) → Fluconazole 1.2 g/day (7 days)	Fluconazole 0.8 g/day

- **Enrollment COMPLETE**
  56/56 patients; follow-up ongoing

PRIMARY ENDPOINT:
Early Fungicidal Activity (EFA) > 0.20

KEY SECONDARY ENDPOINTS:
Sterilization of CSF cultures,
Prevention of relapse (no breakthroughs),
Survival at 18 weeks, and Demonstrated safety

1. IV AMB = intravenous amphotericin B
2. Flucytosine

MATINAS BIOPHARMA

Cohort 2 and Cohort 4 Key Secondary Efficacy Endpoint: Survival



MAT2203 Cohort 2
MAT2203 Cohort 4
SoC[1]
Survival (%)
100
80
60
40
20
0
98
95
95
98
93
88
95
90
85
90
90
85
90
90
85
Week 2
Primary Endpoint
(Phase 3)
Week 4
Week 6
Week 10
Secondary Endpoint
(Phase 3)
Week 18

n/N= 39/40[2] 38/40 38/40 | 39/40[2] 37/40* 35/40 | 38/40[2] 36/40* 34/40 | 36/40[2] 36/40* 34/40 | 36/40[2] 36/40* 34/40

1. Combined SoC Cohorts 1 through 4.
2. Patient 110554 died on Day 2 while on IV AMB and did not receive a full daily dose on MAT2203.
* Interim data, clinical data collection ongoing
Abbreviations: SoC=standard of care.

MATINAS BIOPHARMA

MAT2203 Met the Primary Endpoint (EFA) in Both Cohort 2 (step down) and 4 (all oral)


ENACT EFA Comparisons
Historical Fluconazole Monotherapy
N=50
Historical, Fluconazole + 5FC
N=182
Concurrent Controls (Cohorts 1–4)
N=33
MAT2203 (Cohort 2)
N=37
Current MAT2203 (Cohort 4*)
N=28
0.0
0.2
0.3
0.4
0.5
0.6
0.7
0.8
Mean EFA With 95% CI

Treatment EFAs > *0.2* are associated with *lower mortality and improved clinical outcomes*.

Beyond a *0.2* threshold, no incremental benefits have been observed.[1]

[1] *Clin Infect Dis.* 2020;71(5):e45-49

* Interim data, clinical data collection ongoing.

MATINAS BIOPHARMA

MAT2203 Cohort 4 Antifungal Activity

Examples of Noteworthy Antifungal Activity in Patients with High Baseline Counts

1 Treatment: Intervention

QCC Result (CFU/mL)	715,000	120,000	2550	705
VISIT DAY	Screening	Day 4	Day 7	Day 14

2 Treatment: Intervention

QCC Result (CFU/mL)	100,000	42,500	40
VISIT DAY	Screening	Day 8	Day 12

3 Treatment: Intervention

QCC Result (CFU/mL)	330,000	7400	2650
VISIT DAY	Screening	Day 8	Day 12

4 Treatment: Intervention

QCC Result (CFU/mL)	915,000	35,000	125
VISIT DAY	Screening	Day 8	Day 12

EnACT : Cohort 2 Results (Phase 3 Design Replicates Cohort 2)

EnACT Clinical Data Validates the Use of the LNC Platform to Enable Oral Administration and Overcome Toxicity

Exceeded the primary endpoint threshold

- EFA for MAT2203 was 0.42 (95% CI 0.29 to 0.55)

All patients completing induction achieved CSF sterility

- 97% for patients receiving MAT2203
- 76% for patients receiving SOC

No breakthrough Infections

- Over 10 weeks, no patients showed breakthrough infections post MAT2203 treatment

"Early Survival" at Day 30

- 98% for patients receiving MAT2203
- 88% for patients receiving IV Ampho (SOC)

MAT2203 was safe and well-tolerated over 6 weeks of treatment

- Repeat dosing showed no renal toxicity or electrolyte abnormalities
- No discontinuations due to AEs nor MAT2203-related SAEs

MATINAS BIOPHARMA

Phase III Pivotal Study Design – To Initiate Q1 2023 (Replicates Cohort 2 of EnACT)

Assess MAT2203 as step-down therapy after 2 days of IV AMB for the Treatment of Cryptococcal Meningitis
Validate results observed in EnACT
Randomized 1:1:1 ratio to 1 of 2 MAT2203 arms or SoC



SCREENING
TREATMENT
MAT2203 Induction/ Consolidation n = 90
IV AMB
MAT 2203 1800 mg/day
MAT 2203 1200 mg/day
5 FC
Fluconazole 800 mg/day
MAT2203 Induction/SOC Consolidation n = 90
IV AMB
MAT 2203 1800 mg/day
Fluconazole 800 mg/day
5 FC
SOC Induction/ Consolidation n = 90
IV AMB
Fluconazole 1200 mg/day
Fluconazole 800 mg/day
5 FC
R
N=~270
STUDY VISITS
0
DAY 2
WEEK 1
WEEK 2
WEEK 6
WEEK 10

- ~270 participants
- 4 sites in Uganda
- Study Initiation Q1 2023
- NDA Filing H1 2025

PRIMARY ENDPOINT:
All-cause mortality at 2 weeks

Key Secondary Efficacy Endpoint:
Survival time through 10 weeks without *Cryptococcus* culture-positive relapse of meningitis

Other Secondary Endpoints include:
- Incidence of Grade 3-5 lab AEs
- Rate of CSF Cryptococcus clearance (EFA)
- CSF culture sterility (cumulative incidence over 10 weeks)
- 10-week survival time
- Use of rescue/additional IV AMB beyond scheduled use

MATINAS BIOPHARMA

Value Proposition for MAT2203

Oral Administration
enables earlier release
from hospital or avoidance
of home infusion

+

Lack of Nephrotoxicity
enables longer treatment duration
supported by oral
administration

LIFE CYCLE MANAGEMENT

Cryptococcal Meningitis → Invasive Fungal Infections (*Aspergillosis, candidiasis, mucormycosis, endemic mycoses*) → Prophylaxis in Transplant Patients

VALUE →

Overall Development Strategy:

Cryptococcal meningitis is a gateway indication, with plans to secure multiple orphan indications including IFI and prophylaxis

IFI Phase 3 study start projected for 2H 2023

MAT2203: Potential for Treating Mucormycosis

Mucormycosis (Black Fungus)	A life-threatening infection commonly caused by Rhizopus species, seen in immunocompromised patients, with mortality rates >50% to 100%

Current Approved Rx
- IV Amphotericin B
- Isavuconazole

- MAT2203 demonstrated *in vitro* killing activity ***5-10-fold higher than AmBisome®*** against two clinical isolates of *R. delemar* and *M. circinelloides* activity
- MAT2203 demonstrated *in vivo* efficacy in treating *R. delemar* or *M. circinelloides* pulmonary infection in immunosuppressed mice
  - Prolonged median survival time
  - Enhanced overall survival
  - Reduced tissue fungal burden of target organs
- *In vivo* efficacy of MAT2203 was equivalent to the efficacy shown by the current standard of care (AmBisome®)


MICs in R. delemar
mg/L
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0
MAT2203
LAMB
0.0016
0.0156
0.0081
0.0315
MIC50 (µg/mL)
MIC90 (µg/mL)


Lung and Brain Fungal Knockdown in R. delemar
Lung
Log10 Spores equ/g Tissue
0.001
0.01
0.09
Placebo
MAT 15 mg/kg qd
LAMB 10 mg/kg
Brain
<0.0001
0.0009
0.05
Placebo
MAT 15 mg/kg qd
LAMB 10 mg/kg


Survival in R. delemar
Percent Survival
Days Post Infection
P<0.0001
P=0.0001
P=0.012
P=0.013
Placebo
MAT2203 5 mg/kg qd
MAT2203 7.5 mg/kg bid
MAT2203 15 mg/kg qd
MAT2203 15 mg/kg bid
MAT2203 45 mg/kg qd
LAMB 10 mg/kg IV
Uninfected

MATINAS BIOPHARMA

MAT2203: Addressing a $550M+ Market with Active Regional and Global Pharma


MAT2203
Planned LCM expected to reach $500M-$750M in US Revenue

- Cryptococcal Meningitis
- Invasive fungal infections
- Prophylaxis in IC patients

Comparable Deals

CIDARA THERAPEUTICS / mundipharma — September 2019

Cidara licenses ex-US / ex-Japan rights of rezafungin to Mundipharma

Upfront: $30M w/ $9M equity
Milestones: Co-development funding

Total Deal Value: Potentially $568M+

SCYNEXIS / HANSOH PHARMA — February 2022

Scynexis licenses Greater China rights of Ibrexafungorpis to Hansoh

Upfront: $10M
Milestones: $112M in regulatory / commercial milestones, plus royalties

Total Deal Value: $122M

F2G / SHIONOGI — May 2022

F2G licenses Asia & Europe rights of olorofim to Shionogi

Upfront: $100M
Milestones: $380M in regulatory / commercial milestones, plus royalties and shared dev. costs

Total Deal Value: $480M

CIDARA THERAPEUTICS / melinta therapeutics — July 2022

Cidara licenses US rights of rezafungin to Melinta

Upfront: $30M
Milestones: $60M in regulatory, $370M in commercial, plus royalties

Total Deal Value: $480M

MATINAS BIOPHARMA



The LNC Platform

MATINAS BIOPHARMA

Lipid Nanocrystal (LNC) Platform: Clinically Validated Intracellular Delivery

Next generation delivery - beyond LNPs and viral vectors



Extra-hepatic Targeting

- Primary component (phosphatidylserine) facilitates preferential cellular uptake
- Demonstrated uptake by phagocytes and cells with externalized PS
- Enables targeted extra-hepatic delivery in infection, inflammation and oncology
- Demonstrated delivery across the BBB



Safe

- No evidence of immunogenicity
- No cytotoxicity
- Delivers high tissue concentrations of drug with low plasma levels
- No off-target toxicity observed to date



Versatile

- Delivery of small molecules, proteins, nucleic acid polymers (ASOs, siRNA, DNA, mRNA), and vaccines - without membrane damage
- Multiple routes of administration (including oral)
- Improved stability and shelf-life

MATINAS BIOPHARMA

Phosphatidylserine Enables Intracellular Delivery

Normally, **PS** is confined to the inner layer (facing cytosol)



Phosphatidylserine (PS)



Cell membrane
Cytosol

Infection
Inflammation
Injury
Oncogenesis



Cell membrane
Cytosol

With "activation" **PS** moves from the inner layer to the outer layer (cell membrane)

LNCs achieve effective intracellular delivery via BOTH phagocytosis and fusion.

LNC Delivery



Phagocytosis of nanocochleate
Macrophage
Nucleus
Endosome
Phosphatidylserine receptors

PS on the outer layer is an "eat-me" signal enabling phagocytosis



Nanocochleate
Nanocochleates
Cell membrane
Cytoplasm
Drug (e.g., siRNA)
Fusion of nanocochleate with cell membrane
Nucleus
Cell

PS on the outer cell membrane is also a precursor for cell-to-cell fusion

MATINAS BIOPHARMA

Matinas' Pipeline and Discovery Programs: Internal and Collaborative

Program	Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Collaborators
MAT2203 LNC-Amphotericin B (oral)	*Cryptococcal Meningitis*	*Phase 3 to Commence Q1 2023*					NIH
	Invasive Fungal Infections	*In vivo studies ongoing*					
MAT2501 LNC-Amikacin (oral)	*Non-tuberculous mycobacteria (NTM)*	*Phase1 SAD Study complete – Slowed to preserve cash*					CYSTIC FIBROSIS FOUNDATION®
LNC-Remdesivir (oral)	*SARS-COVID19*						GILEAD, NIH
LNC-ASO	*Undisclosed*						Genentech A Member of the Roche Group
LNC-small molecule							
LNC-Fab fragment							
LNC-mRNA	*Vaccines*						BIONTECH
Internal platform programs (LNC nucleic acids)	*Undisclosed*	*mRNA, DNA Plasmids, Oligos*					

Internal Programs *Joint Programs*

MATINAS BIOPHARMA

Unlocking the Full Potential of the LNC Platform

Matinas is working internally and with third parties to push the boundaries of LNC delivery

Past

Oral Formulations of Anti-Infectives

- MAT2203
- MAT2501

Present

Intracellular Delivery of Nucleic Acids

- siRNA
- ASO
- mRNA
- DNA

Future

Broad Therapeutic Applications

Infection
- Anti-infectives
- Antivirals

Immune Rx
- Vaccines
- Immune tolerance

Pulmonary
- Acute/chronic respiratory diseases

Oncology
- Hematologic & solid tumor malignancies

Inflammation
- Neuro-inflammatory diseases
- Autoimmune diseases
- Acute/chronic Inflammatory diseases

Fibrosis
- Organ fibrosis
- Wound healing

Bandwidth to Execute on Multiple Milestones

Financial Summary

Runway into 2024

$33.1M[1] in Cash, Cash Equivalents and Marketable Securities

Non-Dilutive financing options

Capitalization Summary

Shares O/S	216.86M
Stock Options[1]	27.782M
Warrants[1]	.988M *(weighted avg. strike is $0.56)*
Market Cap[2]	~$170.0M
Cash & Equivalents[1]	$33.1M
30 Day VWAP[2]	$0.7467

Analyst Coverage

- **Robert (Bert) Hazlett**
  BTIG
- **Andrew S. Fein**
  H.C. Wainwright
- **Jason McCarthy, Ph.D.**
  Maxim Group
- **Greg D. Fraser, MD**
  Truist Securities

Leveraging our financial position to deliver value-add milestones

1: As of 9/30/2022
2. As of 11/01/2022 close

Matinas Has Executed on Multiple Milestones...... With More to Come

	1H 2022 Milestones & Catalysts	2H 2022 and Beyond Milestones & Catalysts
MAT2203	✔ FDA approval on Phase 3 of EnACT ✔ Initiate preclinical studies in *C. auris* and *mucormycosis* ✔ Data available from Phase 1 SAD study in healthy volunteers	✔ Feedback from EMA (ODD and Scientific Advice) ✔ PoC data from preclinical studies in *mucormycosis* ✔ Interim topline data from Cohort 4 of EnACT (all oral regimen) October 2022 Initiate Phase 3 confirmatory study for treatment of CM (Q1 2023) Potential Global or Regional Commercialization partner
LNC Platform & Collaborations	✔ Initiate & receive data from 2nd *in vivo* study of oral LNC-RDV (sponsored by NIAID/Gilead ✔ *In vivo* & *in-vitro* studies with mRNA, DNA, oligonucleotides ✔ Nucleic acid research collaboration with large pharma	Potential BioNTech License Agreement & expansion of established research collaboration Potential additional platform collaborations

MATINAS BIOPHARMA

MATINAS
BIOPHARMA

Matinas BioPharma Holdings
(NYSE AMER: MTNB)

1545 Route 206 South
Suite 302
Bedminster, NJ 07921

(908) 484-8805
www.matinasbiopharma.com